                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 3, 1999
                                                  (November 19, 1999)


                               BEA SYSTEMS, INC.
           --------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   DELAWARE
               ------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


             0-22369                                     77-0394711
      ------------------------              ------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)



          2315 North First Street, San Jose, CA               95131
       ------------------------------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)


                                (408) 570-8000
            ------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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                     INFORMATION TO BE INCLUDED IN REPORT

Item 2.  Acquisition or Disposition of Assets.

     On November 19, 1999, pursuant to the Agreement and Plan of Merger, dated as of November 10, 1999, by and among BEA Systems, Inc. (the "Registrant"), BEA Acquisition Corp., a Delaware corporation ("BEAAC") and The Theory Center, Inc., a privately held Delaware corporation ("TTC") (the "Agreement"), the Registrant completed the merger of BEAAC, a wholly-owned subsidiary of the Registrant, with and into TTC, with TTC being the surviving corporation of the merger and becoming a wholly-owned subsidiary of the Registrant. The transaction was closed on November 19, 1999 and is being accounted for as a purchase transaction.

     As consideration for the transaction, the Registrant issued 1,817,707 shares (at $.001 par value per share) of the Registrant's common stock in exchange for certain outstanding shares of capital stock of TTC, subject to the withholding of 10.5% of such shares in escrow in accordance with the terms of the Agreement. The 1,817,707 shares of the Registrant's common stock issued in consideration does not give effect to the Registrant's 2-for-1 stock split with respect to the Registrant's common stock to be effected as of the close of business on December 19, 1999 for holders of record on November 19, 1999. At the effective time of the merger, certain outstanding options and warrants to purchase shares of TTC common stock were automatically converted into options and warrants to purchase the Registrant's common stock based upon the conversion factor set forth in the Agreement with corresponding adjustment to their respective exercise prices. Effective upon the merger, each outstanding share of BEAAC's common stock was automatically converted into one share of TTC common stock.

     The Registrant currently intends that the TTC business will continue to be operated in its current manner. Certain of the assets of TTC were used in the development and support of TTC's component technology products for e-commerce, including integration software, application servers, and professional services, and the Registrant currently intends to use such assets in substantially the same manner.

     The total value of consideration paid for the purchase transaction was determined based on arm's length negotiations between the Registrant and TTC, which took into account TTC's financial position, operating history, products, intellecutal property and other factors relating to TTC's business and certain income tax aspects of the transaction. There are no material relationships between TTC and either of the Registrant or BEAAC.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial Statements of Businesses Acquired
     -------------------------------------------

     It is impractical for Registrant to file the required financial statements at this time. Registrant intends to file with the Securities and Exchange Commission such financial statements within 60 days of the filing date of this report.

(b)  Pro Forma Financial Information
     -------------------------------

     See response to Item 7(a).

(c)  Exhibits
     --------

     The Exhibit Index appearing on page 4 is incorporated herein by reference.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BEA SYSTEMS, INC.
                              (the Registrant)


                              By: /s/ Steve L. Brown
                                 ----------------------------------
                                 Steve L. Brown
                                 Executive Vice President,
                                 Chief Financial Officer and Secretary

Dated:  December 3, 1999
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                                 EXHIBIT INDEX


                                                                             Sequentially
        Exhibit                                                                Numbered
         Number                          Description                             Page
        -------                          -----------                         ------------

          2.1             Agreement and Plan of Merger by and among                6
                          BEA Systems, Inc., BEA Acquisition Corp.,
                          and The Theory Center, Inc.